                               HAZARDOUS MATERIAL
                                  GUARANTY AND
                            INDEMNIFICATION AGREEMENT


                           This Guaranty and Indemnification Agreement entered into as of the 30th day of May, 1997, among Brandywine Realty Trust ("BRT"), a Maryland real estate investment trust; Brandywine Operating Partnership, L.P. ("BOP), a Delaware limited partnership, (BRT and BOP are hereinafter collectively referred to as "Borrowers"); Witmer Operating Partnership, L.P. ("WOP"), a Delaware limited partnership; Brandywine Realty Partners, a Pennsylvania general partnership ("BRP"); Brandywine Realty Services Corporation ("BRSC"), a Pennsylvania corporation (BRT, BOP, WOP, BRP and BRSC are hereinafter collectively referred to as "Guarantors"); and NationsBank, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A., acting in such capacity as administrative and documentation agent being hereinafter referred to as "Agent").

                              PRELIMINARY STATEMENT

                  A. All capitalized terms as used in this Guaranty and Indemnification Agreement shall, unless otherwise defined in this Guaranty and Indemnification Agreement, have the meanings given to such terms in Exhibit A attached hereto.

                  B. Co-Lenders have agreed on the terms, covenants and provisions of the Credit Agreement to extend to Borrowers a credit facility in the principal sum of up to, but not in excess of, $70,000,000 (the "Credit Facility"), which Credit Facility shall be evidenced by the Credit Facility Notes and secured inter alia by the Mortgages.

                  C. Co-Lenders were willing to extend the Credit Facility to Borrowers only if Guarantors execute and deliver this Guaranty and Indemnification Agreement to Agent, individually, and as administrative and documentation agent for the equal and ratable benefit of Co-Lenders.

                  NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and to induce Co-Lenders to extend the Credit Facility, Guarantors hereby represent and warrant to and covenant and agree with Agent, individually and for the equal and ratable benefit of Co-Lenders, as follows:

                  1. Guarantors hereby represents and warrants to Agent that to the best of Guarantors' knowledge (i) no Hazardous Material is currently located at, on, in, under or about any Property, except as specifically set forth in the Environmental Reports, (ii) no Hazardous Material is currently located at, in, on, under or about any Property in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of


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any kind under any Environmental Requirement, (iii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from any Property onto or into any other property or from any other property onto or into any Property has occurred or is occurring in violation of any Environmental Requirement, (iv) no notice of violation, lien, complaint, suit, order or other notice with respect to any Property is presently outstanding under any Environmental Requirement, and (v) each Property and the operation thereof are in full compliance with all Environmental Requirements.

                  2. Guarantors absolutely and unconditionally guarantee to Agent that Borrowers will fully comply with all of the Environmental Provisions of the Credit Agreement. If Borrowers do not fully comply with all of the Environmental Provisions of the Credit Agreement, Guarantors shall reimburse Agent upon demand for all costs and expenses (including, but not limited to, reasonable legal fees) incurred by Agent or any Co-Lender (to the extent not otherwise reimbursed to Agent or any such Co-Lender by Borrowers) in connection with Agent or any of Co-Lenders performing Borrowers' obligations under or in respect of the Environmental Provisions of the Credit Agreement, together with interest thereon at the Default Rate.

                  3. Guarantors will defend, indemnify, and hold harmless Agent and Co-Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, consultant fees and expenses, investigation and laboratory fees and expenses, court costs, litigation expenses and reasonable attorneys fees) arising out of, or in any way related to (i) any breach by Borrowers of any of the Environmental Provisions of the Credit Agreement, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting any Property, including without limitation, any damage or injury resulting from any such Hazardous Material to or affecting any Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on any Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement.

                  4. The indemnifications hereinabove set forth in this Guaranty and Indemnification Agreement shall not be applicable to any claim, demand, penalty, cause of action, fine, liability, settlement, damage, cost or other expense of any type whatsoever pertaining to a particular Property (i) occasioned, arising and caused solely and directly as the result of the negligence or willful misconduct of Agent or any Co-Lender, or any nominee or any wholly owned subsidiary of Agent or a Co-Lender or any of their respective employees or agents and irrespective of whether occurring prior or subsequent to the date upon which Agent or any Co-Lender or any nominees or any wholly owned subsidiaries of Agent or any Co-Lender acquires possession of such Property by foreclosure of a Mortgage, a sale of such Property pursuant to the provisions of a Mortgage, acceptance of a deed or assignment in lieu of foreclosure or sale or otherwise, or (ii) occasioned, arising and caused solely and directly as the result of any act of any person or party (other than (A) an act of Borrowers or Guarantors, their respective employees or agents or persons or parties under the control of Borrowers or Guarantors, or

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(B) an act of Agent or any Co-Lender, any nominee or any wholly owned subsidiary of Agent or any Co-Lender or any of their respective employees or agents which does not constitute negligence or willful misconduct, or (C) an act of any Governmental Authority, including, without limitation, any change in any Environmental Requirement) and occurring subsequent to the earlier to occur of
(x) the date of payment in cash of the entire Debt, and (y) the date upon which Agent, Co-Lenders, any nominee(s) or any wholly owned subsidiary(ies) of Agent or Co-Lenders acquire possession of such Property by foreclosure of a Mortgage, a sale of such Property pursuant to the provisions of a Mortgage, acceptance of a deed or assignment in lieu of foreclosure or sale or otherwise.

                  5. Except as hereinabove specifically provided to the contrary in paragraph 4 above, the obligations and liabilities of Guarantors under this Guaranty and Indemnification Agreement shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of the Mortgages, the sale of any one or more of the Properties pursuant to the provisions of the Mortgages or acceptance by Agent, Co-Lenders, their nominee(s) or wholly-owned subsidiary(ies), of one or more deeds or assignments in lieu of foreclosure or sale and irrespective of any other fact or circumstance whatsoever.

                  6. Guarantors hereby consent that from time to time, before or after any default by Borrowers, with or without further notice to or assent from Guarantors, any security at any time held by or available to Agent or any Co-Lender for any obligation of Borrowers, or any security at any time held by or available to Agent or any Co-Lenders for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Debt or for the performance of all or any portion of the Environmental Provisions of the Credit Agreement, may be exchanged, surrendered or released and any obligation of Borrowers, or of any such other person or party, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Agent or any Co-Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrowers, or of any such other person or party, and may extend further credit in any manner whatsoever to Borrowers, and generally deal with Borrowers or any such security or other person or party as Agent or such Co-Lender may see fit; and Guarantors shall remain bound under this Guaranty and Indemnification Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.

                  7. To the full extent that this Guaranty and Indemnification Agreement relates to any monetary obligation of Borrowers in respect of the Environmental Provisions of the Credit Agreement, this Guaranty and Indemnification Agreement is a guaranty of payment and not of collection and Guarantors further waive any right to require that any action, case or proceeding be brought against Borrowers or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Agent or any Co-Lender in favor of Borrowers or any other person or party.

                  8. Each reference herein to Co-Lenders and to Agent shall be deemed to include their respective successors and assigns, in whose favor the provisions of this Guaranty and Indemnification Agreement shall also inure. Each reference herein to Guarantors shall be deemed to include the successors

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and assigns of Guarantors, all of whom shall be bound by the provisions of this
Guaranty and Indemnification Agreement, provided, however, that Guarantors shall in no event or under any circumstance have the right without obtaining the prior written consent of Agent to assign or transfer their respective obligations and liabilities under this Guaranty and Indemnification Agreement, in whole or in part, to any other person, party or entity.

                  9. The term "Guarantors" as used herein shall mean the "Guarantors and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the next succeeding paragraph hereof the term "Guarantors" shall mean the "Guarantors or any of them."

                  10. No delay on the part of Agent in exercising any right or remedy under this Guaranty and Indemnification Agreement or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Guarantors shall be deemed to be a waiver of the obligation of Guarantors or of the right of Agent to take further action without notice or demand as provided in this Guaranty and Indemnification Agreement.

                  11. This Guaranty and Indemnification Agreement may only be modified, amended, changed or terminated by an agreement in writing signed by Agent and Guarantors. No waiver of any term, covenant or provision of this Guaranty and Indemnification Agreement shall be effective unless given in writing by Agent and if so given by Agent shall only be effective in the specific instance in which given.

                  12. Guarantors acknowledge that this Guaranty and Indemnification Agreement and Guarantors's obligations under this Guaranty and Indemnification Agreement are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of (a) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Guaranty and Indemnification Agreement and the obligations of Guarantors under this Guaranty and Indemnification Agreement or the obligations of Borrowers or of any other person or party relating to this Guaranty and Indemnification Agreement or the obligations of Guarantors hereunder or otherwise with respect to the Credit Facility, including, but not limited to, the realization by Agent or any Co-Lender upon any collateral given, pledged or assigned as security for all or any portion of the Debt or for the performance of the Environmental Provisions of the Credit Agreement, or the filing of a petition or the commencement of a case with respect to any Borrower or any Guarantor under Title 11 of the United States Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or under any other applicable Federal or state bankruptcy, insolvency or similar law, or the obtaining by Agent or any Co-Lender of title to any collateral given, pledged or assigned as security for the Debt or for the performance of the Environmental Provisions of the Credit Agreement, by foreclosure or enforcement of Agent's or any Co-Lender's lien thereon, acceptance of an assignment or deed in lieu of foreclosure or sale, or otherwise, or (b) any modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or part, of the Environmental Provisions of the Credit Agreement (including, without limitation, any such modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or in part, of any interest or other sums payable by Borrowers under or in respect of the Environmental Provisions of the Credit Agreement) pursuant to an order by a bankruptcy court or other court of competent jurisdiction in any action, case

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or proceeding brought under the Bankruptcy Code or under any other applicable
Federal or state bankruptcy, insolvency or similar law, it being expressly acknowledged and agreed by Guarantors that if any such modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or part, is so ordered in any such action, case or proceeding, Guarantors' obligations under this Guaranty and Indemnification Agreement will nevertheless continue to be determined as if such order had not been issued. Guarantors absolutely, unconditionally and irrevocably waive any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty and Indemnification Agreement or the obligations of Guarantors under this Guaranty and Indemnification Agreement or the obligations of Borrowers or any other person or party relating to this Guaranty and Indemnification Agreement or the obligations of Guarantors hereunder or otherwise with respect to the Credit Facility, in any action, case or proceeding brought by Agent or Co-Lenders to enforce the obligations of Guarantors under this Guaranty and Indemnification Agreement (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of the Guarantors to assert any compulsory counterclaim in any such action, case or proceeding brought by Agent or Co-Lenders in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Agent or Co-Lenders in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of the Guarantors to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Agent or Co-Lenders in any separate action, case or proceeding brought by the Guarantors against Agent of Co-Lenders). Guarantors acknowledge that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty and Indemnification Agreement or with respect to the obligations of Guarantors under this Guaranty and Indemnification Agreement, except those specifically set forth in this Guaranty and Indemnification Agreement, and that this Guaranty and Indemnification Agreement sets forth the entire agreement and understanding of Agent, Co-Lenders and Guarantors.

                  13. GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, AND AGENT AND CO-LENDERS BY THEIR ACCEPTANCE OF THIS GUARANTY AND INDEMNIFICATION AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVE, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS GUARANTY AND INDEMNIFICATION AGREEMENT.

                  14. Notwithstanding any payments made by Guarantors pursuant to the provisions of this Guaranty and Indemnification Agreement, Guarantors shall not seek to enforce or collect upon any rights which Guarantors now have or may acquire against Borrowers either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty and Indemnification Agreement, nor shall Guarantors file, assert or receive payment on any claim, whether now existing or hereafter arising, against Borrowers subsequent to the commencement of a case by or against Borrowers under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law, in each case unless and until the Debt has been paid in full and provided that no such action by Guarantors could, in the reasonable opinion of Agent and its counsel, result in the "preference" period (as set forth in Section 547(b)(4) of the Bankruptcy Code or any successor provision) with respect to any payment or other transfer of assets to Agent or to any Co-Lender from or on behalf of Borrowers being held to be longer than such period would have been held to be if Guarantors had not taken such action. In the event an action, case or proceeding is filed or commenced

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under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law in regard to Borrowers or an action, case or proceeding is otherwise commenced for the benefit of the creditors of Borrowers, this Guaranty and Indemnification Agreement shall at all times thereafter remain effective in regard to any payments to Agent or any Co- Lender or other transfers of assets to Agent or any Co-Lender received from or on behalf of Borrowers under or in respect of the Environmental Provisions of the Credit Facility Documents which are held voidable on the grounds of preference, fraudulent conveyance or otherwise, whether or not the Debt has been paid in full or whether or not the Mortgages or any or all of the Environmental Provisions of the Credit Agreement have been discharged or released.

                  15. If at any time any payment, or portion thereof, made by, or for the account of, Guarantors on account of the obligations under this Guaranty and Indemnification Agreement, is set aside by any court or trustee having jurisdiction as a voidable preference, fraudulent conveyance or otherwise as being subject to avoidance or recovery under the provisions of the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law, Guarantors hereby agree that this Guaranty and Indemnification Agreement (a) shall continue and remain in full force and effect, or (b) if previously terminated as a result of Guarantors having fulfilled Guarantors' obligations hereunder in full or as a result of Agent having released Guarantors from Guarantors' obligations and liabilities hereunder, shall without further act or instrument be reinstated and shall thereafter remain in full force and effect, in either case with the same force and effect as though such payment or portion thereof had not been made, and if applicable, as if such previous termination had not occurred.

                  16. Any notice, request or demand given or made under this Guaranty and Indemnification Agreement shall be in writing and shall be sent by Federal Express or other reputable national courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if sent by Federal Express or other reputable national courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

                           If to Agent:

                                NationsBank, N.A.
                                Real Estate Banking
                                8300 Greensboro Drive
                                McLean, Virginia 22102-3604
                                Attention: Cheryl D. Fitzgerald
                                           Vice President

                           With copies to:

                                Cadwalader, Wickersham & Taft
                                201 South College Street - Suite 1510
                                Charlotte, North Carolina 28244
                                Attention:  James P. Carroll, Esq.

                           and

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                                Battle Fowler LLP
                                Park Avenue Tower
                                75 East 55th Street
                                New York, New York 10022
                                Attention: Dean A. Stiffle, Esq.

                           If to Borrowers:

                                c/o Brandywine Realty Trust
                                Newtown Square Corporate Campus
                                      16 Campus Boulevard, Suite 150
                                Newtown Square, Pennsylvania 19073
                                Attention:  Gerard H. Sweeney
                                            President and Chief
                                            Executive Officer

                           With a copy to:

                                Pepper, Hamilton & Scheetz
                                3000 Two Logan Square
                                Eighteenth and Arch Streets
                                Philadelphia, Pennsylvania 19103-2799
                                Attention:  Michael H. Friedman, Esq.

                           If to Guarantors:

                                c/o Brandywine Realty Trust
                                Newtown Square Corporate Campus
                                      16 Campus Boulevard, Suite 150
                                Newtown Square, Pennsylvania 19073
                                Attention:  Gerard H. Sweeney
                                            President and Chief
                                            Executive Officer

                           With a copy to:

                                Pepper, Hamilton & Scheetz
                                3000 Two Logan Square
                                Eighteenth and Arch Streets
                                Philadelphia, Pennsylvania 19103-2799
                                Attention:  Michael H. Friedman, Esq.

Each party to this Guaranty and Indemnification Agreement may designate a change of address by notice given to the other parties fifteen (15) days prior to the date such change of address is to become effective.

                  17. This Guaranty and Indemnification Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York. No defense given or allowed by the laws of any other state or country shall be interposed in any action, case or proceeding hereon unless such defense is also given or allowed by the laws of the State of New York.

                  18. Guarantors agree to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Guaranty and Indemnification Agreement and, in furtherance of such agreement, Guarantors hereby agree and consent that without limiting other methods of

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obtaining jurisdiction, personal jurisdiction over Guarantors in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Guarantors by registered or certified mail to or by personal service at the last known addresses of Guarantors, whether such addresses be within or without the jurisdiction of any such court. Guarantors also agree that the venue of any litigation arising in connection with the Environmental Provisions of the Credit Agreement, the Debt or in respect of any of the obligations of Guarantors under this Guaranty and Indemnification Agreement shall, to the extent permitted by law, be in New York County, New York.

                  19. No exculpatory provisions contained in any of the Credit Facility Documents shall in any event or any circumstance be deemed or construed to modify, qualify, or affect in any manner whatsoever the personal recourse obligations and liabilities of Guarantors under this Guaranty and Indemnification Agreement.

                  20. The obligations and liabilities of Guarantors under this Guaranty and Indemnification Agreement are in addition to the obligations and liabilities of Guarantors under the Other Guaranties (as hereinafter defined). The discharge of Guarantors' obligations and liabilities under any one or more of the Other Guaranties by Guarantors or by reason of operations of law or otherwise shall in no event or under any circumstance in and of itself constitute or be deemed to constitute a discharge, in whole or in part, of Guarantors' obligations and liabilities under this Guaranty and Indemnification Agreement. Conversely, the discharge of Guarantors' obligations and liabilities under this Guaranty and Indemnification Agreement by Guarantors or by reason of operation of law or otherwise shall in no event or under any circumstance in and of itself constitute or be deemed to constitute a discharge, in whole or in part, of Guarantors' obligations and liabilities under any of the Other Guaranties. The term "Other Guaranties" as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument of personal recourse obligation or undertaking of any nature whatsoever (other than this Guaranty and Indemnification Agreement) now or hereafter executed and delivered by Guarantors to Agent or Co-Lenders or any of them in connection with the Credit Facility.

                  21. This Guaranty and Indemnification Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty. The failure of any party listed below to execute this Guaranty and Indemnification Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                  22. Guarantors agree that, with or without notice or demand, Guarantors will reimburse Agent, (to the extent that such reimbursement is not made by Borrowers), for all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Agent or any Co-Lender in connection with any action, case or proceeding brought by Agent to enforce the obligations of Guarantors under this Guaranty and Indemnification Agreement.

                  23. No recourse shall be had for any obligation of BRT under this Guaranty and Indemnification Agreement or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee,

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shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to and beneficiary of this Guaranty and Indemnification Agreement.

                  24. No recourse shall be had for any obligation of BRP under this Guaranty and Indemnification Agreement or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against Brandywine Specified Property Investors Limited Partnership, a Pennsylvania limited partnership and one of the general partners of BRP, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to and beneficiary of this Guaranty and Indemnification Agreement and by the other general partners of BRP.

                  IN WITNESS WHEREOF, Guarantors have duly executed and delivered this Guaranty and Indemnification Agreement to Agent as of the day and year first above set forth.

                          BRANDYWINE REALTY TRUST, a Maryland real estate investment trust

                          By: /s/ Gerard H. Sweeney
                              ---------------------------------------------
                                   Name:   Gerard H. Sweeney
                                   Title:  President and Chief
                                              Executive Officer

                          BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                          Delaware limited partnership

                          By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                                   By:  /s/ Gerard H. Sweeney
                                        ------------------------------------
                                        Name:        Gerard H. Sweeney
                                        Title:       President and Chief
                                                     Executive Officer

                          WITMER OPERATING PARTNERSHIP, L.P.

                          By:      Brandywine Holdings I, Inc., a
                                   Pennsylvania corporation, its general
                                   partner

                                   By:  /s/ Gerard H. Sweeney
                                        ------------------------------------
                                        Name:        Gerard H. Sweeney
                                        Title:       President and Chief
                                                     Executive Officer

                          BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership

                          By:      Brandywine Realty Trust, a Maryland
                                   limited partnership, its general partner

                                   By:  /s/ Gerard H. Sweeney
                                        ------------------------------------
                                        Name:        Gerard H. Sweeney
                                        Title:       President and Chief
                                                     Executive Officer

                          BRANDYWINE REALTY SERVICES CORPORATION, a
                          Pennsylvania corporation

                                   By:  /s/ Gerard H. Sweeney
                                        ------------------------------------
                                        Name:        Gerard H. Sweeney
                                        Title:       President and Chief
                                                     Executive Officer

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                                    EXHIBIT A

                                  (Definitions)


Agent: The term "Agent" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

BOP: The term "BOP" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

Borrowers: The term "Borrowers" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

BRP: The term "BRP" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

BRSC: The term "BRSC" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

BRT: The term "BRT" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

Co-Lenders: The term "Co-Lenders" as used in this Guaranty and Indemnification Agreement shall collectively mean Smith Barney Mortgage Capital Group, Inc., a Delaware corporation, and NationsBank, N.A., a national banking association.

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Guaranty and Indemnification Agreement shall mean that certain Co-Lender and Servicing Agreement dated as of the date hereof among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, and NationsBank, N.A., in its capacity as Agent, as the same may be further amended from time to time.

Credit Agreement: The term "Credit Agreement" as used in this Guaranty and Indemnification Agreement shall mean that certain Credit Agreement dated as of the date hereof among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Borrowers and NationsBank, N.A., in its capacity as Agent and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Borrowers, as the same may be further amended from time to time.

Credit Facility: The term "Credit Facility" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in paragraph B of the Preliminary Statement of this Guaranty and Indemnification Agreement.

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Credit Facility Documents:  The term "Credit Facility Documents" as used in this
Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Credit Facility Notes: The term "Credit Facility Notes" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Debt: The term "Debt" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Default Rate: The term "Default Rate" as used in this Guaranty and Indemnification Agreement shall to the extent necessary be determined on a daily basis and shall be equal to four (4%) percent plus the Floating Rate.

Environmental Provisions: The term "Environmental Provisions" as used in this Guaranty and Indemnification Agreement shall mean the terms, covenants and provisions set forth in the paragraph of the Credit Agreement entitled "Environmental Provisions" on the part of Borrowers to be observed and performed.

Environmental Requirements: The term "Environmental Requirements" as used in this Guaranty and Indemnification Agreement shall mean all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health.

Environmental Reports: The term "Environmental Reports" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Floating Rate: The term "Floating Rate" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

Governmental Authority: The term "Governmental Authority" as used in this Guaranty and Indemnification Agreement shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions.

Guarantors: The term "Guarantors" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

Hazardous Material: The term "Hazardous Material" as used in this Guaranty and Indemnification Agreement shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product.

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Mortgages:  The term "Mortgages" as used in this Guaranty and Indemnification
Agreement shall have the meaning given to such term in the Credit Agreement.

Other Guaranties: The term "Other Guaranties" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in paragraph 20 of this Guaranty and Indemnification Agreement.

Properties: The term "Properties" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the Credit Agreement.

WOP: The term "WOP" as used in this Guaranty and Indemnification Agreement shall have the meaning given to such term in the preamble to this Guaranty and Indemnification Agreement.

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